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                                                                    EXHIBIT 23.4


                         [Arthur Andersen Letterhead]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the inclusion in this registration statement of our report included in Intelispan, Inc.'s Annual Report on Form 10-K, dated February 23, 2001, and to all references to our firm included in this registration statement.

                                                /s/ Arthur Andersen LLP

Atlanta, GA
April 16, 2001